EXHIBIT 99.1

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

National Penn Bancshares, Inc.
4Q / Year End 2009

This presentation contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally
Accepted in the United States of America (“GAAP”). National Penn’s management uses these non-GAAP measures in its analysis of National
Penn’s performance. One such measure, annualized return on average tangible equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders’ equity. Banking and financial institution regulators also exclude goodwill and intangibles from shareholders’ equity when assessing the capital adequacy of a financial institution. The other such measure, core net income (or core earnings), excludes the effects of non-cash, after-tax unrealized gains and losses. Management believes the presentation of these financial measures excluding the impact of the specified items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn. In the case of annualized return on average tangible equity, it provides a method to assess management’s success in utilizing the company’s tangible capital. In the case of core net income (or core earnings), it provides a method to assess earnings performance, which excludes discretionary and/or infrequently occurring items. This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.
Non-GAAP Financial Measures
Safe Harbor Regarding Forward Looking Statements
This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’
“project,” “could,” “plan,’’ “goal,” “potential,” “pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.
National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: increased capital requirements and other requirements or actions mandated by National Penn’s regulators, National Penn’s inability to meet the requirements of the memorandum of understanding or the individual minimum capital ratio requirements issued by its primary regulator, National Penn’s inability to successfully implement its “self-improvement plan”, National Penn’s ability to raise capital and maintain capital levels, variations in interest rates, continued
deterioration in the credit quality of certain loans, the effect of credit risk exposure, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate, competition from other financial institutions, interruptions or breaches of National Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in National
Penn’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Website: www.nationalpennbancshares.com
National Penn Snapshot
● Founded 1874, headquartered in eastern PA
● NASDAQ ticker: NPBC
● $9.5 billion in total assets
● 127 community offices
● Part of S&P SmallCap 600 Index
● Successful acquirer/integrator
 over the past 18 years:
 – 11 community banks and thrifts
 – 5 branch transactions
 – 6 insurance agencies
 – 1 wealth management entity

2009 - Positioning National Penn
for the Future by Enhancing
Balance Sheet Strength
● New management team focused on enhancing
 shareholder value
● Raised $225 million in Tier 1 Common Capital
● Strengthened liquidity position
● Exited troubled investment class (CDO’s)
● Recorded a goodwill impairment charge
● Focused on asset quality

Asset Quality Focus
● Increased the allowance for loan losses
● Sold large portion of lower-rated Shared
 National Credit portfolio
● Strengthened credit review process
● Increased workout capacity to focus on
 reduction of classified assets

Pennsylvania
Luzerne
Monroe
Carbon
Centre
Northampton
Schuylkill
Lehigh
Berks
Bucks
New Jersey
Montgomery
Lancaster
Chester
Philadelphia
York
Delaware
Cecil
New Castle
Maryland
Delaware

NATIONAL PENN

Attractive Franchise in the Heart of the
Mid-Atlantic Region

4.1%
Nationwide Projected Income
Growth
$54.7
Nationwide Median HH Income
($000)
$87.3
$47.6
$58.9
$58.6
$60.2
Median Household Income
($000)
7.4%
7.3%
4.2%
5.0%
6.1%
Projected Income Growth:
’09 - ’14
19
5
21
16
23
# Community Banking Offices
8.8%
17.0%
22.4%
9.3%
21.0%
Market Share
2
1
1
2
1
Market Rank
13.1%
5.3%
24.6%
8.2%
15.4%
% of National Penn Deposits
Chester
Centre
Berks
Lehigh
Northampton
Sources: SNL Financial / FDIC
As of June 30, 2009
Strong Market Share in Demographically
Attractive Counties

● Wachovia / Wells Fargo
● Citizens / Royal Bank of Scotland
● Sovereign / Banco Santander
● Commerce / Toronto-Dominion
● Bank of America
● Harleysville / First Niagara (pending)
Deposits in NPBC
 Region
(Dollars in Billions)
$34.9
$16.9
$11.7
$10.7
$6.3
$4.0
Includes all deposits in the counties in which National Penn collects deposits
Source: SNL Financial
Market
Share
19.8%
9.6%
6.6%
6.1%
3.6%
2.0%
Capturing 1% of the total of dislocated competitor deposits would increase National Penn’s deposits by approximately 12%
Market Disruption is a Key Opportunity

| ($000s) | 12/31/2009 | 9/30/2009 | % Chg | 12/31/2008 | % Chg |
|---|---|---|---|---|---|
| Total assets | $9,483,910 | $9,740,310 | -2.6% | $9,403,431 | 0.9% |
| Cash and securities | 2,783,798 | 2,648,428 | 5.1% | 2,115,719 | 31.6% |
| Loans and leases | 6,024,501 | 6,199,684 | -2.8% | 6,315,874 | -4.6% |
| Before chargeoffs and SNC sale | | | -1.6% | | -2.3% |
| Loan loss reserves | (146,271) | (125,490) | 16.6% | (84,006) | 74.1% |
| Goodwill and other intangibles | 312,567 | 588,643 | -46.9% | 595,748 | -47.5% |
| Deposits | 6,738,852 | 6,798,662 | -0.9% | 6,389,886 | 5.5% |
| Net of certain cash mgmt accts | | 6,681,594 | 0.9% | 6,259,315 | 7.7% |
| Short-term borrowings | 744,223 | 635,911 | 17.0% | 651,307 | 14.3% |
| Net of certain cash mgmt accts | | 752,979 | -1.2% | 781,878 | -4.8% |
| Long-term borrowings | 889,211 | 914,982 | -2.8% | 1,083,963 | -18.0% |
| Book value per share | $7.33 | $9.67 | -24.2% | $12.83 | -42.9% |
| Tangible book value per share | $4.84 | $4.99 | -2.9% | $5.45 | -11.2% |

NATIONAL PENN

Balance Sheet Highlights

| | Impact of Goodwill Impairment Charge | Impact of CDO Sale Decision | Disallowance of Deferred Tax Asset for Regulatory Capital |
|---|---|---|---|
| Capital Ratios: | | | |
| Total Risk-Based Capital | 0.00% | -0.26% | -1.11% |
| Tier 1 Capital | 0.00% | -0.27% | -1.12% |
| Tier 1 Leverage Ratio | 0.00% | -0.20% | -0.83% |
| Tangible Common Equity/Tangible Assets | 0.00% | -0.20% | 0.00% |
| Tangible Book Value Per Share | $0.00 | ($0.16) | $0.00 |
| Earnings Per Share Available to Common Shareholders | ($2.78) | ($0.66) | $0.00 |

Based on:

Goodwill impairment charge of $275 million

Capital impact from the CDO of $20.15 million and earnings impact of $64.9 million after-tax (based on June 30, 2009 book value)

Deferred tax asset balance of $83.9 million at December 31, 2009

98.8 million average diluted shares outstanding for twelve months ended December 31, 2009

NATIONAL PENN

Capital and Earnings Impact of Balance
Sheet Initiatives

| | NPBC Ratio | NP Bank | Well Capitalized Minimum | Individual Minimum Capital Ratio (IMCR) |
|---|---|---|---|---|
| Total Risk-Based Capital | 13.92% | 12.47% | 10.00% | 12.00% |
| Tier 1 Capital | 12.65% | 11.21% | 6.00% | 10.00% |
| Tier 1 Leverage Ratio | 8.88% | 7.86% | 5.00% | 8.00% |
| Total Tier 1 Capital ($mils) | $809 | $701 | | |
| TARP Preferred included in Tier 1 Capital | $150 | $100 | | |

NATIONAL PENN

Capital Ratios
December 31, 2009

# Investment Portfolio

## Investment Portfolio - December 31, 2009

| Type | Book Value (000's) | Market Value (000's) | TEY(1) (%) | Duration (Yrs) |
|---|---|---|---|---|
| US Treasury | 145,457 | 145,431 | 0.42 | 0.78 |
| Agencies | 88,253 | 88,403 | 1.46 | 1.17 |
| MBS - Agency | 790,262 | 808,179 | 4.00 | 3.32 |
| CMO - Agency | 28,033 | 29,029 | 4.47 | 1.35 |
| CMO - Non-agency | 48,521 | 46,965 | 4.63 | 2.52 |
| Municipals | 367,837 | 364,203 | 6.73 | 6.45 |
| Corporate | 14,745 | 13,095 | 7.33 | 7.16 |
| Other Stock | 83,492 | 83,313 | --- | --- |
| **TOTAL AFS** | **1,566,600** | **1,578,618** | **4.21** | **3.66** |
| US Treasury | 354 | 361 | 2.99 | 0.78 |
| MBS - Agency | 157,463 | 157,336 | 3.38 | 3.23 |
| CMO - Agency | 5,777 | 5,857 | 4.14 | 1.13 |
| CMO - Non-agency | 2,221 | 2,234 | 4.79 | 2.42 |
| Municipals | 436,108 | 438,127 | 6.48 | 6.90 |
| **TOTAL HTM** | **601,923** | **603,915** | **5.66** | **5.89** |
| **TOTAL INVESTMENTS** | **2,168,523** | **2,182,533** | **4.63** | **4.30** |

(1) Taxable Equivalent Yield

NATIONAL PENN

## Market Value Composition - December 31, 2009

Other Stock
US Treasury
Agencies
Corporate
Municipals
MBS - Agency
CMO - Non-agency
CMO - Agency

## Portfolio Composition Ratings - December 31, 2009

| Credit Rating | Market Value | % of Total |
|---|---|---|
| Treasury & Agency | 1,313,464 | 60.2% |
| AAA | 356,601 | 16.3% |
| AA | 203,047 | 9.3% |
| A | 176,742 | 8.1% |
| Subtotal - A Rated or Better | 2,049,854 | 93.9% |
| BBB | 38,991 | 1.8% |
| Non-investment Grade | 3,681 | 0.2% |
| Non-rated: | | |
| Insured Municipal Bonds | 73,491 | 3.4% |
| Other | 16,516 | 0.8% |
| Total | 2,182,533 | 100.0% |

| | ($000s) | Per Diluted Share |
|---|---|---|
| **Net (Loss) available to Common Shareholders** | **($283,295)** | **($2.25)** |
| After-tax adjustments: | | |
| - Goodwill impairment | 275,000 | 2.19 |
| - Impairment/ CDO sale | 1,407 | 0.01 |
| - (Gain) loss on investment securities | (188) | (0.00) |
| - Unrealized fair value (gain) loss on NPB Capital Trust II Preferred Securities | (2,385) | (0.02) |
| - Loss on sale of SNC Loan portfolio | 3,921 | 0.03 |
| - Gain on sale of wealth unit | (797) | (0.01) |
| - SERP accrual | 1,300 | 0.01 |
| - Insurance proceeds | - | - |
| - FDIC special assessment | - | - |
| **Core net (loss)** | **($5,037)** | **($0.04)** |

NATIONAL PENN

Core Earnings Analysis
4th Qtr 2009

| | ($000s) | Per Diluted Share |
|---|---|---|
| **Net (Loss) available to Common Shareholders** | **($356,379)** | **($3.61)** |
| After-tax adjustments: | | |
| - Goodwill impairment | 275,000 | 2.78 |
| - Impairment/ CDO sale | 66,164 | 0.67 |
| - (Gain) loss on investment securities | 1,858 | 0.02 |
| - Unrealized fair value (gain) loss on NPB Capital Trust II Preferred Securities | 2,878 | 0.03 |
| - Loss on sale of SNC Loan portfolio | 3,921 | 0.04 |
| - Gain on sale of wealth unit | (797) | (0.01) |
| - SERP accrual | 1,300 | 0.01 |
| - Insurance proceeds | (2,618) | (0.03) |
| - FDIC special assessment | 3,006 | 0.03 |
| **Core net (loss)** | **($5,667)** | **($0.06)** |

NATIONAL PENN

Core Earnings Analysis
Full Year 2009

| ($000s) | Full Year 2009 | 4th Quarter 2009 | 3rd Quarter 2009 | 2nd Quarter 2009 | 1st Quarter 2009 |
|---|---|---|---|---|---|
| Net Interest Income [(1)] | 275,192 | 73,007 | 70,972 | 66,777 | 64,437 |
| Average Earning Assets | 8,655,619 | 8,792,919 | 8,691,208 | 8,738,804 | 8,405,854 |
| Net Interest Margin (Post Reclassification) | 3.18% | 3.29% | 3.24% | 3.06% | 3.11% |
| Net Interest Income [(1)] | 274,612 | 72,786 | 70,827 | 66,573 | 64,426 |
| Average Earning Assets | 8,406,443 | 8,425,854 | 8,485,298 | 8,373,588 | 8,350,293 |
| Net Interest Margin (Before Reclassification) | 3.27% | 3.43% | 3.31% | 3.19% | 3.13% |
| Income reclassified | $580 | $221 | $145 | $204 | $11 |

[(1)] Taxable equivalent

NATIONAL PENN

Net Interest Margin

| ($000s) | Full Year 2009 | 4th Quarter 2009 | 3rd Quarter 2009 | 2nd Quarter 2009 | 1st Quarter 2009 |
|---|---|---|---|---|---|
| Banking - Deposits | $40,180 | $10,378 | $10,288 | $10,066 | $9,448 |
| Banking - Mortgages | 8,475 | 1,337 | 1,884 | 2,834 | 2,420 |
| Banking - Other | 19,070 | 6,170 | 3,921 | 4,248 | 4,731 |
| Wealth | 28,923 | 7,406 | 7,670 | 7,232 | 6,615 |
| Insurance | 15,714 | 3,970 | 3,771 | 4,016 | 3,957 |
| Subtotal - Core Non-interest Income | $112,362 | $29,261 | $27,534 | $28,396 | $27,171 |
| Impairment/ CDO loss | (101,790) | (2,165) | (84,704) | (7,136) | (7,785) |
| Gain (Loss) on NP Trust Preferred Securities | (4,427) | 3,669 | (6,249) | 51 | (1,898) |
| Gain (Loss) on Sale of Investments | (2,858) | 289 | (863) | - | (2,284) |
| (Loss) on Sale of SNC Loans | (6,033) | (6,033) | - | - | - |
| Gain on Sale of wealth unit | 1,226 | 1,226 | - | - | - |
| Total Non-Interest Income | ($1,520) | $26,247 | ($64,282) | $21,311 | $15,204 |

NATIONAL PENN

Non-Interest Income

| ($000s) | Full Year 2009 | 4th Quarter 2009 | 3rd Quarter 2009 | 2nd Quarter 2009 | 1st Quarter 2009 |
|---|---|---|---|---|---|
| Total Non-Interest Expense | $508,616 | 337,119 | 52,152 | 62,652 | 56,693 |
| Goodwill Impairment | 275,000 | 275,000 | | | |
| FDIC Special Assessment | 4,625 | | | 4,625 | |
| Insurance Recovery | (4,028) | | (4,028) | | |
| SERP accrual | 2,000 | 2,000 | | | |
| Core Non-Interest Expense | 231,019 | 60,119 | 56,180 | 58,027 | 56,693 |
| Net Interest Income [1] | 275,169 | 73,006 | 70,962 | 66,765 | 64,436 |
| Core Non-Interest Income | 112,362 | 29,261 | 27,534 | 28,396 | 27,171 |
| Core Revenue | 387,531 | 102,267 | 98,496 | 95,161 | 91,607 |
| Core Efficiency Ratio [2] | 59.61% | 58.79% | 57.04% | 60.98% | 61.89% |

[1] Taxable equivalent

[2] Core Non-Interest Expense as a percentage of Core Revenue

NATIONAL PENN

Non-Interest Expense

| | ($mils) |
|---|---|
| SNC Loans Sold During the 4th Quarter (commitments) | $63.8 |
| Net Loss on Sale | $6.0 |

Net proceeds represent 90.5 cents per dollar of commitment

$47.4 million were lower quality loans

NATIONAL PENN

Sale of Shared National Credit
(SNC) Loans

| ($000s) | 12/31/2009 | 9/30/2009 | 6/30/2009 | 3/31/2009 |
|---|---|---|---|---|
| ALLL Balance - Beginning of Period | $125,490 | $98,313 | $86,273 | $84,006 |
| Loans Charged Off | (28,524) | (29,202) | (27,759) | (16,044) |
| Recoveries on Charged-Off Loans | 2,305 | 4,379 | 2,299 | 786 |
| Provision for Loan Losses | 47,000 | 52,000 | 37,500 | 17,525 |
| ALLL Balance - End of Period | $146,271 | $125,490 | $98,313 | $86,273 |
| | | | | |
| Total Loans Outstanding | 6,024,501 | 6,199,684 | 6,306,849 | 6,365,052 |
| ALLL as a % of Loans | 2.43% | 2.02% | 1.56% | 1.36% |
| Peer ALLL as a % of Loans | 1.84% | 1.85% | 1.71% | 1.59% |
| | | | | |
| Non-Performing Loans | 125,786 | 120,120 | 122,981 | 63,144 |
| Non-Performing Loans as a % of Loans | 2.09% | 1.94% | 1.95% | 0.99% |
| Peer NPLs as a % of Loans | 2.63% | 2.51% | 2.26% | 1.91% |
| | | | | |
| ALLL as a % of Non-Performing Loans | 116% | 104% | 80% | 137% |
| Peer ALLL as a % of NPLs | 86% | 89% | 99% | 109% |

Peer Group as disclosed in NPBC Proxy Statement filed in April, 2009.

NATIONAL PENN

Asset Quality Statistics

# Loan Risk Profile December 31, 2009

| ($000s) | 12/31/2009 Balance | % of Loans | Classified*/ Loans | Non Performing/ Loans | YTD Net Chargeoffs (annualized)/ Avg. Loans | Total Past Due/ Loans |
|---|---|---|---|---|---|---|
| Commercial | $2,785,840 | 46% | 10.90% | 1.45% | 1.53% | 0.15% |
| CRE Permanent | 831,127 | 14% | 5.30% | 1.93% | 1.71% | 0.40% |
| CRE Construction | 406,331 | 7% | 31.26% | 11.54% | 3.86% | 0.11% |
| Home Equity and Direct | 785,445 | 13% | 0.35% | 0.35% | 0.41% | 0.70% |
| Private Banking | 171,582 | 3% | 4.40% | 2.24% | 3.60% | 0.28% |
| Indirect | 141,829 | 2% | 0.17% | 0.17% | 0.70% | 1.07% |
| Residential Mortgage | 845,996 | 14% | 1.65% | 1.65% | 0.39% | 1.13% |
| Leasing/ Other | 56,351 | 1% | 4.24% | 2.84% | 2.13% | 5.28% |
| Total | $6,024,501 | 100% | 8.32% | 2.09% | 1.46% | 0.47% |

NATIONAL PENN

* Classified loans consist of loans risk rated substandard, doubtful, or loss. As such classified loans include non-performing loans.

Classified Loans
3%
3%
25%
9%
60%
Commercial
CRE Permanent
CRE Construction
Residential Mortgage
Retail & Other

Non-Performing Loans
7%
11%
32%
37%
13%
Commercial
CRE Permanent
CRE Construction
Residential Mortgage
Retail & Other

NATIONAL PENN

Classified and Non-Performing Loans
by Loan Category
December 31, 2009

Non Performing Loans
15%
6%
5%
4%
0%
70%
Southeastern PA
NJ, DE
Northeastern PA
Central PA
Other
Western PA

Gross Chargeoffs
21%
6%
5%
5%
0%
63%
Southeastern PA
NJ, DE
Central PA
Northeastern PA
Other
Western PA

NATIONAL PENN

Non-Performing Loans and Gross
Chargeoffs - Geographic Region
December 31, 2009

$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$196,349
$160,763
$35,586
$263,332
$200,188
$63,144
$375,842
$252,861
$122,981
$483,163
$363,043
$120,120
$501,485
$375,699
$125,786
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Non performing
Classified

NATIONAL PENN

Classified and Non-Performing Loans
December 31, 2009

Positive Momentum
● Strong balance sheet with enhanced capital and
 significantly reduced goodwill
● Excellent progress in administration of asset
 quality
● Strong cross-sell culture
● Strong deposit growth
● Expanding net margin
● Growing fee income
● Controlling expenses

A Renewed Sense of Urgency to
Move Forward
● Return to profitability
● Seek to repay TARP at appropriate time
 and in a shareholder friendly manner
● Focus on enhancing shareholder value